Interest Income and Interest Expense (Tables)	12 Months Ended
Dec. 31, 2025
Schedule of Interest Income and Interest Expense

The interest rates under the factoring agreement range from 5.0% to 7.4% (2024: 5.6% to 6.8%) per annum. The following table provides additional information about the Company’s interest income, interest expense and other financing costs, net:

	For the year ended December 31.
	2025	2024	2023
Interest income	$42,941	$21,167	$70,853
Interest expense on lease liabilities	(5,630)	(11,719)	(12,379)
Interest expense on factoring arrangement	(781,747)	(580,139)	(290,107)
Total:	$(744,436)	$(570,691)	$(231,633)